AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE OF PAGES 1 29
2. CONTRACT (Proc. Inst. Ident.) NO. N6833519C0247	3. EFFECTIVE DATE 13 FEB 2019	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. SEE SCHEDULE	

5. ISSUED BY CODE N68335
NAVAL AIR WARFARE CENTER AD (LKE)
CODE 2.5.2.3.2 B120-2, HWY 547
LAKEHURST NJ 08733-5082

6. ADMINISTERED BY (If other than Item 5) CODE S3101A
DCMA SPRINGFIELD
BLDG 93
PICATINNY ARSENAL NJ 07806-5000
SCD: C

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)
OCEAN POWER TECHNOLOGIES, INC.
MATTHEW MAY
28 ENGELHARD DR STE B
MONROE TOWNSHIP NJ 08831-3720

CODE 04EP7 FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: ITEM Section G

11. SHIP TO/MARK FOR CODE N39430
NAVAL FACILITIES ENGINEERING COMMAND EXW
WARREN BARTEL
NAVFAC EXWC
1100 23RD AVE, CODE CI9
PORT HUENEME CA 93043

12. PAYMENT WILL BE MADE BY CODE HQ0337
DFAS COLUMBUS CENTER
NORTH ENTITLEMENT OPERATIONS
P O BOX 182317
COLUMBUS OH 43218-2317

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT $124,989.79

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number ______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or print)
George H. Kirby
President & Chief Executive Officer

20A. NAME OF CONTRACTING OFFICER
JUDITH A. DASTIS
TEL: 732-323-7334 EMAIL: judith.dastis@navy.mil

19B. NAME OF CONTRACTOR
BY George H. Kirby
(Signature of person authorized to sign)

19C. DATE SIGNED 2/11/2019

20B. UNITED STATES OF AMERICA
BY Judith A. Dastis
(Signature of Contracting Officer)

20C. DATE SIGNED 13 FEB 2019

Section A - Solicitation/Contract Form

SECTION A NOTES
Section A - SOLICITATION/CONTRACT FORM

CLAUSES INCORPORATED BY FULL TEXT

Points of Contact

Contract Specialist
Andy C. Abram
Phone: 732-323-4816
Email: andrew.abram@navy.mil

Government Technical Point of Contact
Warren Bartel
Phone: 805-982-1215
Email: warren.bartel@navy.mil

Alternate Government Technical Point of Contact
Bradley Hunter
Phone: 805-982-5319
Email: Bradley.hunter@navy.mil

Contractor
Matthew May
Phone: 609-730-0400 ext. 222
Email: mmay@oceanpowertech.com

THIS REQUIREMENT IS FOR A SMALL BUSINESS INNOVATION RESEARCH (SBIR) PHASE I CONTRACT IN SUPPORT OF THE OFFICE OF NAVAL FACILITIES ENGINEERING COMMAND EXW SBIR PROGRAM.

Refer to the following website for information on clauses incorporated into this contract: http://farsite.hill.af.mil/

All Phase I award recipients may submit a Phase II Initial Proposal. To be considered for a Phase II contract offerors must submit the Phase II Initial Proposal in accordance with Section H.9 of this contract.

The due date for submission of both the Phase I Final Report (CLIN Item No. 0003) and the Phase II Initial Proposal is 1:00 PM EST on the date specified in CLIN Item No. 0003 in Section F of this contract.

A copy of all data deliverables shall be uploaded to: https://www.navysbirprogram.com/navydeliverables/

Contract Administration Delegation:
In accordance with FAR 42.202, the Contracting Officer delegates all contract administration functions listed in FAR 42.302(a). The Contractor is advised to direct all inquiries concerning administration of this contract to the Administrative Contracting Officer (ACO) designated in Block 6 of the SF26 of this award document.

APPLICABLE PRODUCT AND SERVICE CODE (PSC) FOR THIS PROCUREMENT IS AD91.

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1	Lot	$62,500.00	$62,500.00

Progress Report
FFP
Services and materials necessary to conduct research and development under SBIR Topic N183-141 entitled " Technology Development of Fiber Optic Moorings for Surface Communication Buoys" and deliver data in accordance with schedule in the contract.

FOB: Destination
PURCHASE REQUEST NUMBER: OCEANPWR
PSC CD: AD91

NET AMT $62,500.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101					$0.00

Funding for CLIN 0001
FFP
PURCHASE REQUEST NUMBER: 1300763758

NET AMT $0.00

ACRN AA $62,500.00
CIN: 130076375800001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		1	Lot	$47,000.00	$47,000.00

Progress Report
FFP
Services and materials necessary to conduct research and development under SBIR Topic N183-141 entitled " Technology Development of Fiber Optic Moorings for Surface Communication Buoys" and deliver data in accordance with schedule in the contract.

FOB: Destination
PURCHASE REQUEST NUMBER: OCEANPWR
PSC CD: AD91

NET AMT $47,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201					$0.00

Funding for CLIN 0002
FFP
PURCHASE REQUEST NUMBER: 1300763758

NET AMT $0.00

ACRN AA $47,000.00
CIN: 130076375800001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		1	Lot	$15,489.79	$15,489.79

Final Report
FFP
Services and materials necessary to conduct research and development under SBIR Topic N183-141 entitled " Technology Development of Fiber Optic Moorings for Surface Communication Buoys" and deliver data in accordance with schedule in the contract.

FOB: Destination
PURCHASE REQUEST NUMBER: OCEANPWR
PSC CD: AD91

NET AMT $15,489.79

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000301					$0.00

Funding for CLIN 0003
FFP
PURCHASE REQUEST NUMBER: 1300763758

NET AMT $0.00

ACRN AA $15,489.79
CIN: 130076375800001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		1	Lot	$45,000.00	$45,000.00
OPTION	Progress Report				

FFP

Services and materials necessary to conduct research and development under SBIR Topic N183-141 entitled " Technology Development of Fiber Optic Moorings for Surface Communication Buoys" and deliver data in accordance with schedule in the contract.

FOB: Destination
PURCHASE REQUEST NUMBER: OCEANPWR
PSC CD: AD91

NET AMT $45,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		1	Lot	$34,500.00	$34,500.00
OPTION	Progress Report				

FFP

Services and materials necessary to conduct research and development under SBIR Topic N183-141 entitled " Technology Development of Fiber Optic Moorings for Surface Communication Buoys" and deliver data in accordance with schedule in the contract.

FOB: Destination
PURCHASE REQUEST NUMBER: OCEANPWR
PSC CD: AD91

NET AMT $34,500.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006		1	Lot	$20,462.13	$20,462.13
OPTION	Final Report FFP Services and materials necessary to conduct research and development under SBIR Topic N183-141 entitled " Technology Development of Fiber Optic Moorings for Surface Communication Buoys" and deliver data in accordance with schedule in the contract. FOB: Destination PURCHASE REQUEST NUMBER: OCEANPWR PSC CD: AD91				
				NET AMT	$20,462.13

SECTION B NOTES
CLAUSES INCORPORATED BY FULL TEXT

B.1 This is a Phase I SBIR contract award. This is a Firm Fixed Price contract. The Contractor shall be paid upon completion of performance of line or sub line items contained in this contract in accordance with Clause G.1 and the Payment provisions contained in the General Reference provisions in Section I. Items 0004-0006 are option items to which "Exercise of Option" in Section H applies, and which are to be provided only if the options are exercised.

Contractors are advised that a web site is available for viewing or printing out DIDs as follows: https://assist.dla.mil/online/start/. Progress reports shall follow the format in DID # DI-MGMT-80555. All reports produced under this contract shall contain Distribution Statement B only.

Phase I contractors are cautioned that if they intend to submit a proposal for Phase II work on a cost reimbursement basis, they must begin implementing a Government-approved accounting system if they do not already have an approved accounting system. It is a federal regulatory requirement that a cost reimbursement contract cannot be awarded without some form of an approved accounting system. Early coordination with a DCAA representative or other outside accounting professional should alleviate that problem. In order to understand cost reimbursement contract principles, Phase I contractors are advised to review the Limitation of Cost and Limitation of Funds clauses contained at FAR clauses 52.232-20 and 52.232-22- APR 84). Only if it is objectively certain that definite design, development or performance requirements can be achieved, and are specific enough to allow for Government price analysis and quality assurance, would a fixed price contract be appropriate for a Phase II proposal.

OPTION DELIVERY INFORMATION
PLEASE NOTE THE FOLLOWING:

Delivery Dates for Option CLINs 0004-0006 are automatically generated in the system. **Actual delivery dates will be determined if and when the contract modification invoking the option is issued.**

Section C - Descriptions and Specifications

SECTION C NOTES
Section C - DESCRIPTIONS AND SPECIFICATIONS

CLAUSES INCORPORATED BY FULL TEXT

C.1 This contract constitutes acceptance of the **Ocean Power Technologies** offer submitted under proposal **#N183-141-0120** tendered under Topic **#N183-141** advertised in SBIR solicitation **#18.3**, under this bilateral agreement, and sets forth all terms and conditions pertinent to award of this contract, including any specific information required for contract performance and administration.

Items 0001-0003 and 0004-0006 (if exercised) include performance of the R&D work and delivery of the data and shall be performed in accordance with the Statement of Work contained in the contractor's SBIR proposal. **The research effort depicted in the technical volume of the contractor's proposal is hereby accepted.** The work shall be conducted in accordance with the detailed obligations to which the Contractor committed itself through submission of the referenced proposal and is made subject to the provisions of FAR 52.215-8, Order of Precedence, as sub item (f) of that clause. No other Government Statement of Work is required for performance under this contract (unless otherwise specified and included as an Attachment to this contract).

C.2 If a kickoff meeting is not an express task contained in the Statement of Work, a kickoff meeting is not required. Failure to hold a kickoff meeting should not be construed by the Contractor as a reason for not beginning work immediately upon award of the contract.

C.3 If exercised, Items 0004-0006 shall provide for the services and material necessary to broaden the investigative scope of Phase I or conduct the initial stages of the Phase II project. This shall include completion of unresolved Phase I efforts, and may include, but are not limited to, identification of follow-on research issues and any assembly, test, or validation concepts required to proceed with Phase II efforts.

C.4 The Government reserves the right to establish task precedence any time there is a conflict between technical methodology, critical path or engineering strategy needed to accomplish the goal of the Navy program affected by, or under, this contract. Prioritization of conflicting tasking by the Contracting Officer, or his delegate, does not constitute a change to the contract under the Changes Clause per clause H.1 or FAR 52.243-1.

Section D - Packaging and Marking

SECTION D NOTES
Section D - PACKAGING AND MARKING

D.1 All unclassified data shall be prepared for shipment in accordance with best commercial practice to assure safe arrival at the destination.

D.2 All reports shall prominently show the following information on the cover of the report/data or in the letter of transmittal (if a progress report):

(1) Name and business address of the contractor
(2) Contract number
(3) Name, address and office location of the Government Technical Liaison
(4) SBIR Research Topic Title

Section E - Inspection and Acceptance

SECTION E NOTES

INSPECTION AND ACCEPTANCE TERMS

E.1 **Inspection and acceptance of the effort and deliverables required under this contract shall be made at destination by the Government-designated technical liaison, or another duly authorized representative of the receiving activity. All deliverables should therefore be submitted to his/her address as listed in Section G below.** See the general reference section of this contract for the appropriate provisions which fully describe the rights and duties of the parties in inspection (FAR 52.246-9) and acceptance.

E.2 The line items above shall be provided in accordance with the substantive requirements of the Data Item Descriptions referenced in the schedule. Acceptance of the data submitted under the line items above shall constitute final acceptance of the research and development work conducted under this contract.

E.3 For the purposes of FAR 52.232-25 (a) (5) (i), Prompt Payment, Government acceptance shall be deemed to have occurred constructively on the 30th day after the receipt of the data/deliverables at the receiving activity.

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
000101	N/A	N/A	N/A	N/A
0002	Destination	Government	Destination	Government
000201	N/A	N/A	N/A	N/A
0003	Destination	Government	Destination	Government
000301	N/A	N/A	N/A	N/A
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government

Section F - Deliveries or Performance

SECTION F NOTES
Section F - DELIVERIES OR PERFORMANCE

OPTION DELIVERY INFO

Delivery Dates for Option CLINs 0004-0006 are automatically generated in the system. Actual delivery dates will be determined if and when the contract modification invoking the option is issued.

F.1 To recognize the limitations of budget allocation (and its effect on selecting Phase II awardees), and in the interests of encouraging pursuit of real-time state of the art R&D, requests for extensions of delivery dates or performance schedules under this effort are discouraged as a customary practice. They will continue to be evaluated on a case-by-case basis, however contractors are cautioned that Phase I contracts that exceed 12 months in performance, for whatever reason, may not be considered for a Phase II SBIR award.

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
0001	15-APR-2019	1	NAVAL FACILITIES ENGINEERING COMMAND EXW WARREN BARTEL NAVFAC EXWC 1100 23RD AVE, CODE CI9 PORT HUENEME CA 93043 805-982-1215 FOB: Destination	N39430
000101	N/A	N/A	N/A	N/A
0002	17-JUN-2019	1	NAVAL FACILITIES ENGINEERING COMMAND EXW WARREN BARTEL NAVFAC EXWC 1100 23RD AVE, CODE CI9 PORT HUENEME CA 93043 805-982-1215 FOB: Destination	N39430
000201	N/A	N/A	N/A	N/A

0003	15-AUG-2019	1	NAVAL FACILITIES ENGINEERING COMMAND EXW WARREN BARTEL NAVFAC EXWC 1100 23RD AVE, CODE CI9 PORT HUENEME CA 93043 805-982-1215 FOB: Destination	N39430
000301	N/A	N/A	N/A	N/A
0004	15-OCT-2019	1	NAVAL FACILITIES ENGINEERING COMMAND EXW WARREN BARTEL NAVFAC EXWC 1100 23RD AVE, CODE CI9 PORT HUENEME CA 93043 805-982-1215 FOB: Destination	N39430
0005	16-DEC-2019	1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N39430
0006	18-FEB-2020	1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N39430

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.247-34	F.O.B. Destination	NOV 1991

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 1791319 W6ED 255 00014 0 050120 2D 000000
COST CODE: A00004874345
AMOUNT: $124,989.79

ACRN	CLIN/SLIN	CIN	AMOUNT
AA	000101	130076375800001	$62,500.00
	000201	130076375800001	$47,000.00
	000301	130076375800001	$15,489.79

CLAUSES INCORPORATED BY FULL TEXT

252.232-7003 ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS (JUN 2012)

(a) Definitions. As used in this clause--

(1) Contract financing payment and invoice payment have the meanings given in section 32.001 of the Federal Acquisition Regulation.

(2) Electronic form means any automated system that transmits information electronically from the initiating system to all affected systems. Facsimile, e-mail, and scanned documents are not acceptable electronic forms for submission of payment requests. However, scanned documents are acceptable when they are part of a submission of a payment request made using Wide Area WorkFlow (WAWF) or another electronic form authorized by the Contracting Officer.

(3) Payment request means any request for contract financing payment or invoice payment submitted by the Contractor under this contract.

(4) Receiving report means the data required by the clause at 252.246-7000, Material Inspection and Receiving Report.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests and receiving reports using WAWF, in one of the following electronic formats that WAWF accepts: Electronic Data Interchange, Secure File Transfer Protocol, or World Wide Web input. Information regarding WAWF is available on the Internet at https://wawf.eb.mil/ .

(c) The Contractor may submit a payment request and receiving report using other than WAWF only when--

(1) The Contracting Officer administering the contract for payment has determined, in writing, that electronic submission would be unduly burdensome to the Contractor. In such cases, the Contractor shall include a copy of the Contracting Officer's determination with each request for payment;

(2) DoD makes payment for commercial transportation services provided under a Government rate tender or a contract for transportation services using a DoD-approved electronic third party payment system or other exempted vendor payment/invoicing system (e.g., PowerTrack, Transportation Financial Management System, and Cargo and Billing System);

(3) DoD makes payment for rendered health care services using TRICARE Encounter Data System (TEDS) as the electronic format; or

(4) When the Governmentwide commercial purchase card is used as the method of payment, only submission of the receiving report in electronic form is required.

(d) The Contractor shall submit any non-electronic payment requests using the method or methods specified in Section G of the contract.

(e) In addition to the requirements of this clause, the Contractor shall meet the requirements of the appropriate payment clauses in this contract when submitting payments requests.

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (MAY 2013)

(a) Definitions, as used in this clause--

"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.

"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

"Local processing office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall--

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.acquisition.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

(1) Document type. The Contractor shall use the following document type(s).

COMBO

(Contracting Officer: Insert applicable document type(s). Note: If a "Combo" document type is identified but not supportable by the Contractor's business systems, an "Invoice" (stand-alone) and "Receiving Report" (stand-alone) document type may be used instead.)

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

N39430

(Contracting Officer: Insert inspection and acceptance locations or "Not applicable.")

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC:	**HQ0339**
Issue By DoDAAC:	**N68335**
Admin DoDAAC:	**S3101A**
Inspect By DoDAAC:	**N39430**
Ship To Code:	**N39430**
Ship From Code:	
Mark For Code:	
Service Approver (DoDAAC):	
Service Acceptor (DoDAAC):	
Accept at Other DoDAAC:	
LPO DoDAAC:	
DCAA Auditor DoDAAC:	**HAA310**
Other DoDAAC(s):	

(*Contracting Officer: Insert applicable DoDAAC information or "See schedule" if multiple ship to/acceptance locations apply, or "Not applicable.")

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the email address identified below in the "Send Additional Email Notifications" field of WAWF once a document is submitted in the system.

Warren Bartel 805-982-1215 or at warren.bartel@navy.mil

(Contracting Officer: Insert applicable email addresses or "Not applicable.")

(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact. For Navy WAWF questions call DFAS Customer Care 1-800-756-4571 option 6

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

252.246-7000 MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2008)

(a) At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.

(b) Contractor submission of the material inspection and receiving information required by Appendix F of the Defense FAR Supplement by using the Wide Area WorkFlow (WAWF) electronic form (see paragraph (b) of the clause at 252.232-7003) fulfills the requirement for a material inspection and receiving report (DD Form 250). Two copies of the receiving report (paper copies of either the DD Form 250 or the WAWF report) shall be distributed with the shipment, in accordance with Appendix F, Part 4, F-401, Table 1, of the Defense FAR Supplement.Appendix F--Material Inspection and Receiving Report

G-TXT-PAY PAYMENT INSTRUCTIONS (APR 2018)

For Government Use Only					
Contract/Order Payment Clause	Type of Payment Request	Supply	Service	Construction	Payment Office Allocation Method
52.212-4 (Alt I), Contract Terms and Conditions—Commercial Items 52.216-7, Allowable Cost and Payment 52.232-7, Payments under Time-and-Materials and Labor-Hour Contracts	Cost Voucher	X	X	N/A	Line item specific proration. If there is more than one ACRN within a deliverable line or deliverable subline item, the funds will be allocated in the same proportion as the amount of funding currently unliquidated for each ACRN on the deliverable line or deliverable subline item for which payment is requested.
52.232-1, Payments	Navy Shipbuilding Invoice (Fixed Price)	X	N/A	N/A	Line Item specific by fiscal year. If there is more than one ACRN within a deliverable line or deliverable subline item, the funds will be allocated using the

					oldest funds. In the event of a deliverable line or deliverable subline item with two ACRNs with the same fiscal year, those amounts will be prorated to the available unliquidated funds for that year.
52.232-1, Payments; 52.232-2, Payments under Fixed-Price Research and Development Contracts; 52.232-3, Payments under Personal Services Contracts; 52.232-4, Payments under Transportation Contracts and Transportation-Related Services Contracts; and 52.232-6, Payments under Communication Service Contracts with Common Carriers	Invoice	X	X	N/A	Line Item Specific proration. If there is more than one ACRN within a deliverable line or deliverable subline item, the funds will be allocated in the same proportion as the amount of funding currently unliquidated for each ACRN on the deliverable line or deliverable subline item for which payment is requested.
52.232-5, Payments Under Fixed-Price Construction Contracts	Construction Payment Invoice	N/A	N/A	X	Line Item specific by fiscal year. If there is more than one ACRN within a deliverable line or deliverable subline item, the funds will be allocated using the oldest funds. In the event of a deliverable line or deliverable subline item with two ACRNs with the same fiscal year, those amounts will be prorated to the available unliquidated funds for that year.
52.232-16, Progress Payments	Progress Payment*	X	X	N/A	Contract-wide proration. Funds shall be allocated in the same proportion as the amount of funding currently unliquidated for each ACRN. Progress Payments are considered contract level financing, and the "contract price" shall reflect the fixed price portion of the contract per FAR 32.501-3.

52.232-29, Terms for Financing of Purchases of Commercial Items; 52.232-30, Installment Payments for Commercial Items	Commercial Item Financing*	X	X	N/A	Specified in approved payment. The contracting officer shall specify the amount to be paid and the account(s) to be charged for each payment approval in accordance with FAR 32.207(b)(2) and 32.1007(b)(2).
52.232-32, Performance-Based Payments	Performance-Based Payments*	X	X	N/A	Specified in approved payment. The contracting officer shall specify the amount to be paid and the account(s) to be charged for each payment approval in accordance with FAR 32.207(b)(2) and 32.1007(b)(2).
252.232-7002, Progress Payments for Foreign Military Sales Acquisitions	Progress Payment*	X	X	N/A	Allocate costs among line items and countries in a manner acceptable to the Administrative Contracting Officer.

*Liquidation of Financing Payments. Liquidation will be applied by the payment office against those ACRNs which are identified by the payment instructions for the delivery payment and in keeping with the liquidation provision of the applicable contract financing clause (i.e., progress payment, performance-based payment, or commercial item financing).

SECTION G NOTES
Section G - CONTRACT ADMINISTRATION DATA

G.1 For administration, inspection, payment, patent and customer service purposes, the following information is provided:

Contract Administration Office

DCMA Springfield-DoDAAC: S3101A
BLDG. 93
Picatinny Arsenal, NJ 07806-5000
Phone: 973-724-8304
Fax: 973-724-5791
Email:dcmaspringfield2@dcma.mil

The DCMA office has been assigned certain admin functions as set out in FAR Part 42. All correspondence should be directed to the Administrative Contracting Officer (ACO) at the address above. However, a copy of all correspondence should be directed to the Procurement Office Point of Contact.

Payment Office

DFAS- Columbus Center- DoDAAC: HQ0337
North Entitlement Operations
PO Box 182317
Columbus, OH 43218-2317
Customer Service #: 1-800-756-4571

Fax: 1-877-749-4843

Invoices submitted for payment which do not contain CLIN or SLIN and the appropriate accounting classification reference number (ACRN) will be returned for correction. An invoice should be submitted for each line item listed in Section B above. See Clause G.1 above for details. DFAS should make payments from ACRN AA first and continue payments in accordance with subsequent ACRNs when multiple ACRNs are used.

Procurement Office Point of Contact (POC)

Naval Air Warfare Center - Aircraft Division - DODAAC: N68335
Attn: Andy C. Abram
Hwy 547, Bldg 120, Room 207
Lakehurst, NJ 08733
Phone: 732-323-4816
Fax: 732-323-2706
E-mail: andrew.abram@navy.mil

Patent Office Mailing Address

Office of Research & Technical Applications (ORTA).
Attn:: Cheryl Monzon, Technical Director
Naval Facilities EXWC
1000 23rd Ave
Port Hueneme, CA 93043-4370
Phone: 805-982-1018
E-Mail: cheryl.monzon@navy.mil

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of the contract to the Administrative Contracting Officer (ACO). The ACO will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC). The invention disclosures can either be mailed or e-mailed. The Corporate Counsel will return the reports along with a recommendation to the ACO. The Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

Government Technical Point of Contact

Office of Naval Facilities Engineering Command EXW - DoDAAC: N39430
Attn: Warren Bartel
1100 23 rd Ave, Code CI9
Port Hueneme, CA93043
Phone:805-982-1215
Email: warren.bartel@navy.mil

Alternate Technical Point of Contact

Office of Naval Facilities Engineering Command EXW - DoDAAC: N39430
Attn: Bradley Hunter
1100 23 rd. Ave, Code CI9
Port Hueneme, CA93043
Phone:805-982-5319
Email: bradley.hunter@navy.mil

The TPOC does not have express or implied authority to take any action, directly or indirectly, that would change any of the contract terms and conditions or to otherwise direct the accomplishment of effort which goes beyond the scope of the contractor's proposal. However, the TPOC may provide technical advice and/or discussion needed to clarify the direction of the effort and/or to monitor the progress and quality of performance. This is a completion type contract and the technical liaison is assigned for completion quality assurance only (except as otherwise allowable and required under FAR 52.246-9, Inspection of Research & Development). He/she is specifically not assigned the duties and responsibilities of a Contracting Officer Representative (COR/COTR). Section H of this contract sets forth the principles for changes under the contract.

Use the address of the TPOC as set forth above for distribution of reports and a copy of all data deliverables shall be uploaded to: https://www.navysbirprogram.com/navydeliverables/

NAVFAC SBIR Program Office:
Office of Naval Facilities Engineering Command
Attn: Gladis Aispuro
1100 23 rd. Ave, Code CI9
Port Hueneme, CA93043
Phone:805-982-4427
Email: gladis.aispuro@navy.mil

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

5252.211-9510 CONTRACTOR EMPLOYEES (NAVAIR)(MAY 2011)

(a) In all situations where contractor personnel status is not obvious, all contractor personnel are required to identify themselves to avoid creating an impression to the public, agency officials, or Congress that such contractor personnel are Government officials. This can occur during meeting attendance, through written (letter or email) correspondence or verbal discussions (in person or telephonic), when making presentations, or in other situations where their contractor status is not obvious to third parties. This list is not exhaustive. Therefore, the contractor employee(s) shall:

(1) Not by word or deed give the impression or appearance of being a Government employee;

(2) Wear appropriate badges visible above the waist that identify them as contractor employees when in Government spaces, at a Government-sponsored event, or an event outside normal work spaces in support of the contract/order;

(3) Clearly identify themselves as contractor employees in telephone conversations and in all formal and informal written and electronic correspondence. Identification shall include the name of the company for whom they work;

(4) Identify themselves by name, their company name, if they are a subcontractor the name of the prime contractor their company is supporting, as well as the Government office they are supporting when participating in meetings, conferences, and other interactions in which all parties are not in daily contact with the individual contractor employee; and

(5) Be able to provide, when asked, the full number of the contract/order under which they are performing, and the name of the Contracting Officer's Representative.

(b) If wearing a badge is a risk to safety and/or security, then an alternative means of identification maybe utilized if endorsed by the Contracting Officer's Representative and approved by the Contracting Officer.

(c) The Contracting Officer will make final determination of compliance with regulations with regard to proper identification of contractor employees.

<u>SECTION H NOTES</u>

Section H - SPECIAL CONTRACT REQUIREMENTS

H.1 The Contracting Officer is the only person authorized to approve changes in the requirements of this contract. The Contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer. This clause specifically prohibits a contractor from implementing changes pursuant to direction from anyone other than the Contracting Officer and that to do so is considered at their own risk and no adjustment will be made in the contract price to cover any increase in charges incurred as a result of such action.

Contractors should be advised that conversations, recommendations and/or suggestions made during the course of any briefings, technical reviews or face-to-face meetings conducted to discuss performance or progress are not considered direction. The name and address of the Procuring Contracting Officer (PCO) is:

Naval Air Warfare Center - Aircraft Division
Attn: Judith Dastis
Hwy 547, Bldg. 120, Room 207
Lakehurst, NJ 08733
Phone: 732-323-7339
Fax: 732-323-2706
Email: judith.dastis @navy.mil

H.2 Research and Analytical Work. The Contractor shall perform at least two-thirds of the research and/or analytical work under this contract unless approved in advance by the PCO.

H.3 Principal Investigator (PI) Primary Employment. The primary employment of the Principal Investigator, **David Stewart,**, must be with the small business firm at the time of the award and during conduct of this contract.

H.4 Substitution of Personnel. The Contractor shall notify the Procuring Contracting Officer of any proposed change in the employment status of the Principal Investigator or any request to substitute for the principal investigator. Decisions regarding any changes will be based on whether the effort is substantially degraded by the removal/substitution of the Principal Investigator and will be evaluated on a case-by-case basis. The Contracting Officer will subsequently notify the contractor in writing of approval or disapproval. Government approval of any other personnel changes is not required.

H.5 US Business Utilization. The research or R&D work contained in this contract must be performed by the small business concern in the United States, meaning the 50 states, and any territories and/or possessions of the US, plus the District of Columbia. In addition, all entities awarded a contract under the SBIR program shall purchase only American-made products and equipment, to the extent practicable in keeping with the purposes of the program and the needs of the project.

H.6 (If Applicable) Rent -Free Use of Government Property. The contractor may use on a rent-free, non-interference basis the Government property accountable under Contract **N/A**. The contractor is responsible for scheduling the use of all property covered by the above contract and the Government is not responsible for conflicts, delays or disruptions to any work performed by the Contractor due to the use of any or all such property under this contract or any other contracts under which use of such property is authorized.

H.7 (If Applicable) Government-Furnished Property/Equipment/Information. The Government will furnish the Government property listed in Attachment **N/A** to the Contractor for use in the performance of the contract subject to the provisions of the Government Property clause referenced in the general provisions of this contract.

H.8 Exercise of Option. The Government, at any time after the effective date of the contract, may require the contractor to furnish Option Items 0004-0006 for delivery at the time and place and at the prices set forth herein. This option shall be exercised by a unilateral modification to this contract signed by the Contracting Officer. The unilateral right of the Government to invoke this option will expire six months following completion of the base effort. The right to invoke an option shall be maintained by the Government up until the last day of the expiration period and no advance notice is required. Turning on the option for Phase II preliminary efforts or inviting a contractor to submit a Final Phase II proposal does not obligate the Government to award a Phase II contract.

H.9 Phase II Selection Process. All Phase I award recipients may submit proposals for consideration for a Phase II contract award. The DoN utilizes a two-step process for determining Phase II award recipients.

STEP ONE – PHASE II INITIAL PROPOSAL AND PHASE I FINAL REPORT

Submission of the Phase II Initial Proposal is not required if the Phase I award recipient is not interested in pursuing a Phase II award. However, Phase I award recipients who fail to submit the Phase II Initial Proposal and Final Report (CLIN Item No. 0003) by NLT 1:00 PM ET on the date specified in CLIN ITEM No. 0003 of this contract WILL be eliminated from further consideration for a Phase II award under the topic. The government reserves the right to request Phase II proposals at a later date if it deems it beneficial to the government to do so.

Both documents must be submitted electronically at https://www.navysbirprogram.com/navydeliverables. Please be aware you will need your firm's upload code in order to be able to submit these required documents. If you do not know your upload code, or have not set up an account, contact the POC listed on the website IMMEDIATELY. Do NOT wait until the day the documents are due. Documents submitted via any other method, or past the 1:00PM deadline described above, will not be accepted.*

*NOTE: if your due date falls on a weekend or holiday, there may be limited support if you have difficulty submitting your documents via the website. The website is supported only during normal business hours (typically Monday through Friday 0700 - 1530 ET). Please plan accordingly.

Phase I Final Report details
Format in accordance with the "Phase I Final Report Instructions and Template" at website http://www.navysbir.com/links_forms.htm

Phase II Initial Proposal details
Format in accordance with the "Initial Phase II Proposal Instructions and Template" at website http://www.navysbir.com/links_forms.htm
The Phase I Final Report and Phase II Initial Proposal will be used to evaluate the offeror's potential to progress to a workable prototype in Phase II and transition technology in Phase III. The criteria specified in Section 8.0 of the DoD Solicitation will be used to evaluate each submission, with a down select to Step Two – Phase II Full Proposals.

STEP TWO – PHASE II FULL PROPOSAL

At the end of the Step One evaluations, each offeror will be notified of the firm(s) selected to continue to Step Two. The firm(s) continuing to Step Two will be notified of the content and due date for submitting the Phase II Full Proposal to the DoD Submission Site.

H.10 Invention Disclosures and Reports. Patent Counsel will represent the Contracting Officer with invention reporting matters. **In accordance with the requirements of the Patent Rights clause of this contract, the Contractor shall submit "Report of Inventions and Subcontracts" (DD Form 882) along with written disclosure of inventions to the designated TPOC within 3 months after completion of the contract.** The TPOC will forward the report to the Patent Counsel listed in G.1 above. The Contractor shall also submit a copy of the disclosure to the contracts point of contact (both to the Procurement office and to the Administrative office) also designated herein

H.11 Incorporation of Representations and Certifications. All representations and certifications and other written statements made by the contractor in response to Section K incident to award of this contract are hereby incorporated by reference.

H.12 Proposal Pages with Proprietary Markings. The Government reserves the right to copy, use and/or disclose inside the Government, the technical portion of the SBIR proposal as needed to implement and administer the contract (See clause at 252.227-7016). This right is distinct from those rights established under 252.227-7018, Rights in Technical Data – SBIR Program concerning data produced under the contract.

H. 13 SBIR FUNDING AGREEMENT CERTIFICATION REQUIREMENT

Prior to exercising the option(s) under this contract, the Contractor will be required to submit the "SBIR Funding Agreement Certification" to the Technical Point of Contact (TPOC) and Contracting Officer (CO). The "SBIR Funding Agreement Certification" form and can be found at http://www.navysbir.com/links_forms.htm.

H. 14. SBIR FUNDING AGREEMENT CERTIFICATION – LIFE CYCLE CERTIFICATION

This certification must be submitted in the Wide Area Workflow Receipt and Acceptance (WAWF) system as an attachment to your invoice when submitting the final invoice. A copy of each certification must be submitted to the Technical Point of Contact (TPOC) at the time it is submitted in the WAWF system. The "SBIR Funding Agreement Certification-Life Cycle Certification" form can be found at http://www.navysbir.com/link_forms.htm.

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	NOV 2013
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	MAY 2014
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	MAY 2014
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	MAY 2014
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	MAY 2014
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.203-17	Contractor Employee Whistleblower Rights and Requirement To Inform Employees of Whistleblower Rights	APR 2014
52.203-19	Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements	JAN 2017
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	OCT 2018
52.204-13	System for Award Management Maintenance	OCT 2018
52.204-19	Incorporation by Reference of Representations and Certifications.	DEC 2014
52.204-21	Basic Safeguarding of Covered Contractor Information Systems	JUN 2016
52.204-23	Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities.	JUL 2018
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	OCT 2015
52.209-10	Prohibition on Contracting With Inverted Domestic Corporations	NOV 2015
52.211-5	Material Requirements	AUG 2000
52.215-2	Audit and Records--Negotiation	OCT 2010
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 2010
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.219-4	Notice of Price Evaluation Preference for HUBZone Small Business Concerns	OCT 2014
52.219-6	Notice Of Total Small Business Set-Aside	NOV 2011
52.219-8	Utilization of Small Business Concerns	OCT 2018
52.219-14	Limitations On Subcontracting	JAN 2017
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	APR 2015
52.222-26	Equal Opportunity	SEP 2016
52.222-37	Employment Reports on Veterans	FEB 2016
52.222-40	Notification of Employee Rights Under the National Labor Relations Act	DEC 2010
52.222-50	Combating Trafficking in Persons	MAR 2015
52.222-54	Employment Eligibility Verification	OCT 2015
52.223-6	Drug-Free Workplace	MAY 2001

52.223-18	Encouraging Contractor Policies To Ban Text Messaging While Driving	AUG 2011
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-10	Filing Of Patent Applications--Classified Subject Matter	DEC 2007
52.227-11	Patent Rights--Ownership By The Contractor	MAY 2014
52.229-3	Federal, State And Local Taxes	FEB 2013
52.232-2	Payments Under Fixed-Price Research And Development Contracts	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	MAY 2014
52.232-23	Assignment Of Claims	MAY 2014
52.232-25	Prompt Payment	JAN 2017
52.232-33	Payment by Electronic Funds Transfer--System for Award Management	OCT 2018
52.232-39	Unenforceability of Unauthorized Obligations	JUN 2013
52.232-40	Providing Accelerated Payments to Small Business Subcontractors	DEC 2013
52.233-1	Disputes	MAY 2014
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.239-1	Privacy or Security Safeguards	AUG 1996
52.242-13	Bankruptcy	JUL 1995
52.243-1 Alt V	Changes--Fixed-Price (Aug 1987) - Alternate V	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	OCT 2018
52.246-9	Inspection Of Research And Development (Short Form)	APR 1984
52.246-16	Responsibility For Supplies	APR 1984
52.246-23	Limitation Of Liability	FEB 1997
52.249-1	Termination For Convenience Of The Government (Fixed Price) (Short Form)	APR 1984
52.249-9	Default (Fixed-Priced Research And Development)	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEP 2011
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	SEP 2013
252.204-7000	Disclosure Of Information	OCT 2016
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.204-7006	Billing Instructions	OCT 2005
252.204-7012	Safeguarding Covered Defense Information and Cyber Incident Reporting	OCT 2016
252.204-7015	Notice of Authorized Disclosure of Information for Litigation Support	MAY 2016
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Country that is a State Sponsor of Terrorism	OCT 2015
252.223-7006	Prohibition On Storage, Treatment, and Disposal of Toxic or Hazardous Materials	SEP 2014
252.225-7001	Buy American And Balance Of Payments Program-- Basic	DEC 2017

252.225-7012	Preference For Certain Domestic Commodities	DEC 2017
252.225-7048	Export-Controlled Items	JUN 2013
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7018	Rights in Noncommercial Technical Data and Computer Software--Small Business Innovation Research (SBIR) Program	FEB 2014
252.227-7019	Validation of Asserted Restrictions--Computer Software	SEP 2016
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	MAY 2013
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 2016
252.227-7039	Patents--Reporting Of Subject Inventions	APR 1990
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7011	Final Scientific or Technical Report	JAN 2015
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	DEC 2012
252.247-7023	Transportation of Supplies by Sea	APR 2014

CLAUSES INCORPORATED BY FULL TEXT

52.217-7 OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED LINE ITEM (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within six months following the completion of the Base effort. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (JUL 2013)

(a) Definitions. As used in this clause--

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is "not dominant in its field of operation" when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts--

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/content/table-small-business-size-standards/ .

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations and Certification section of the System for Award Management (SAM) and its other data in SAM, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in SAM, or does not have a representation in SAM for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code [541715] assigned to contract number **N68335-19-C-0247.**

[Contractor to sign and date and insert authorized signer's name and title].

Signature	Date
Signer's Printed Name	Signer's Title

52.222-35 EQUAL OPPORTUNITY FOR VETERANS (OCT 2015)

(a) Definitions. As used in this clause--

"Active duty wartime or campaign bade veteran", "Armed Forces service medal veteran", "disabled veteran", "protected veteran", "qualified disabled veteran", and "recently separated veteran" have the meanings given at FAR 22.1301.

(b) Equal opportunity clause. The Contractor shall abide by the requirements of the equal opportunity clause at 41 CFR 60-300.5(a), as of March 24, 2014. This clause prohibits discrimination against qualified protected veterans, and requires affirmative action by the Contractor to employ and advance in employment qualified protected veterans.

(c) Subcontracts. The Contractor shall insert the terms of this clause in subcontracts of $150,000 or more unless exempted by rules, regulations, or orders of the Secretary of Labor. The Contractor shall act as specified by the Director, Office of Federal Contract Compliance Programs, to enforce the terms, including action for noncompliance. Such necessary changes in language may be made as shall be appropriate to identify properly the parties and their undertakings.

52.222-36 EQUAL OPPORTUNITY FOR WORKERS WITH DISABILITIES (JULY 2014)

(a) Equal opportunity clause. The Contractor shall abide by the requirements of the equal opportunity clause at 41 CFR 60-741.5(a), as of March 24, 2014. This clause prohibits discrimination against qualified individuals on the basis of disability, and requires affirmative action by the Contractor to employ and advance in employment qualified individuals with disabilities.

(b) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order in excess of $15,000 unless exempted by rules, regulations, or orders of the Secretary, so that such provisions will be binding upon each subcontractor or vendor. The Contractor shall act as specified by the Director, Office of Federal Contract Compliance Programs of the U.S. Department of Labor, to enforce the terms, including action for noncompliance. Such necessary changes in language may be made as shall be appropriate to identify properly the parties and their undertakings.

52.244-2 SUBCONTRACTS (OCT 2010)

(a) Definitions. As used in this clause--

"Approved purchasing system" means a Contractor's purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

"Consent to subcontract" means the Contracting Officer's written consent for the Contractor to enter into a particular subcontract.

"Subcontract" means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that--

(1) Is of the cost-reimbursement, time-and-materials, or labor- hour type; or

(2) Is fixed-price and exceeds--

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer's written consent before placing the following subcontracts: [Enter subcontractor's names, if applicable]

(e)

(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor's current, complete, and accurate certified cost or pricing data and Certificate of Current Certified Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor's Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting--

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason certified cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor's certified cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor's certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor's price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (b), (c), or (d) of this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor's purchasing system shall constitute a determination--

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of- cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404- 4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) The Government reserves the right to review the Contractor's purchasing system as set forth in FAR Subpart 44.3.

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

Lockheed-Martin

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): https://www.acquisition.gov/far/ or http://farsite.hill.af.mil.

252.227-7028 TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY DELIVERED TO THE GOVERNMENT (JUN 1995)

The Offeror shall attach to its offer an identification of all documents or other media incorporating technical data or computer software it intends to deliver under this contract with other than unlimited rights that are identical or substantially similar to documents or other media that the Offeror has produced for, delivered to, or is obligated to deliver to the Government under any contract or subcontract. The attachment shall identify--

(a) The contract number under which the data or software were produced;

(b) The contract number under which, and the name and address of the organization to whom, the data or software were most recently delivered or will be delivered; and

(c) Any limitations on the Government's rights to use or disclose the data or software, including, when applicable, identification of the earliest date the limitations expire.

252.235-7010 ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the **Office of Naval Facilities Engineering Command EXW** under Contract No. **N68335-19-C-0247.**

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the **Office of Naval Facilities Engineering Command EXW.**